                                                                    Exhibit 99.3


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                         Chapter 11 Case Nos.

      DVI, INC.                                03-12656-MFW
      DVI FINANCIAL SERVICES, INC.             03-12657-MFW
      DVI BUSINESS CREDIT CORPORATION          03-12658-MFW

                              Debtors.

           MONTHLY OPERATING REPORT FOR THE PERIOD 11/1/04 -- 12/10/04
                  QUALIFICATION STATEMENT OF THE TRUSTEE OF THE
                              DVI LIQUIDATING TRUST

            The attached Monthly Operating Reports were prepared by the Trustee of the DVI Liquidating Trust (the "Trustee") using available books and records of the Debtors for the period from 11/1/04 through the Effective Date (12/10/04) of the First Amended Joint plan of Liquidation of DVI, Inc., et al.

            The Trustee, as the post-Effective Date representative of the Debtors, directed a member of his staff to assemble the attached Monthly Operating Reports from documentation and information obtained from the Debtor's former employees, the Debtor's Chief Restructuring Officer (AP Services, LLC), the Trustee's Asset Manager, the DIP Facility Agent and US Bank Portfolio Services, the Successor Servicer. The notes to the attached Monthly Operating Reports are based on the notes included in the prior Monthly Operating Reports filed by the Debtor, updated for this reporting period as applicable.

            The Trustee and his staff were not engaged to maintain, prepare, audit, compile or review any financial statements in accordance with generally accepted auditing standards. In addition, Trustee and his staff have not prepared any financial statements, documents or records, or perform any accounting, auditing or financial services for the Debtor.

            The Liquidating Trustee and his staff assembled the attached Monthly Operating Report to the best of their knowledge based on the financial records and information provided to them and do not make any representations concerning the accuracy or completeness of the information contained herein.

Dated:  January  25, 2005

                                    /s/ Francis A. Monaco
                                    --------------------------------
                                    MONZACK AND MONACO, P.A.
                                    Francis A. Monaco, Esq. (#2078)
                                    Joseph J. Bodnar, Esq. (#2512)
                                    1201 Orange Street, Suite 400
                                    Wilmington, Delaware  19801
                                    (302) 656-8162

                                            - and -

                                    ANDERSON KILL & OLICK, P.C.
                                    Michael J. Venditto, Esq.
                                    1251 Avenue of the Americas
                                    New York, New York 10020
                                    Attorneys for DVI Liquidating Trust

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI, Business Credit Corporation
                                           Case No. 03-12656 (MFW)
                                           Reporting Period: 11/01/04 - 12/10/04

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                     DOCUMENT            EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.              ATTACHED              ATTACHED
Schedule of Cash Receipts and Disbursements                                  MOR - 1A                   x
     Bank Reconciliations (or copies of Debtor's bank                        MOR - 1B                   x
reconciliations)
Statement of Operations                                                      MOR - 2
Balance Sheet                                                                MOR - 3
Status of Postpetition                                                       MOR - 4                    x
Taxes
    Copies of IRS Form 6123 or payment receipt (See Tax                                                                       x
Affidavit)
    Copies of tax returns filed during reporting period (See
Tax Affidavit)                                                                                                                x
Summary of Unpaid Postpetition Debts                                         MOR - 4                    x
    Listing of aged accounts payable
Accounts Receivable Aging                                                    MOR - 5                    x
Debtor Questionnaire                                                         MOR - 5                    x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


THE ACCOMPANYING QUALIFICATION STATEMENT OF THE LIQUIDATING TRUSTEE IS AN INTEGRAL PART OF THIS MONTHLY OPERATING REPORT.

RESPONSIBLE PARTY:


/s/ Dennis J. Buckley                        Liquidating Trustee
---------------------------------            -----------------------------------
Signature of Responsible Party               Title


Dennis J. Buckley                            1/25/2005
---------------------------------            -----------------------------------
Printed Name of Responsible Party            Date


PREPARER:


/s/ Joseph Carter                            The Buckley Group -Staff
---------------------------------            -----------------------------------
Signature of Preparer                        Title


Joseph Carter                                1/25/2005
---------------------------------            -----------------------------------
Printed Name of Preparer                     Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)               Reporting Period:  11/01/04 - 12/10/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                        CURRENT MONTH                CUMULATIVE FILING TO DATE
                                              ---------------------------------   -------------------------------
                                                   Debtor       Non-Debtor (i)                Actuals
                                              ----------------  ---------------   -------------------------------
-----------------------------------------------------------------------------------------------------------------


CASH BEGINNING                                           156            93                                     133
-------------------------------------------------------------------------------------------------------------------

RECEIPTS:
---------
Customer Payments (a)                                      1             -                                     718
Trust Receipts (b)                                         -             -                                  32,013
Trust Advances (b)                                         -             -                                 (15,130)
Receipt of Servicer Fee                                    -             -                                     992
DIP Facility Advances                                      -             -                                   6,750
Other (a)                                                  -             -                                   1,762
                                                      -------------------------------------------------------------

TOTAL RECEIPTS                                             1             -                                  27,105
-------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
-------------
Payroll (d)(e)(f)                                        (62)            -                                  (3,396)
Benefits (d)(e)(f)                                        (2)            -                                    (296)
Building Costs (g)                                        (8)            -                                    (482)
Equipment Costs                                            -             -                                    (181)
Auto, Travel & Entertainment                               -             -                                    (170)
Outside Services (h)                                     (11)            -                                    (683)
Sales & Use Taxes                                          -             -                                     (27)
Payments by Affiliates on Debtor's Behalf (c)          2,546             -                                  19,894
DIP Facility Repayments                                    -             -                                  (8,154)
DIP Operating Reserve                                      -             -                                    (142)
DIP Fees                                                   -             -                                    (108)
Litigation Revolver Expenses                               -             -                                    (111)
Advance to RC III Trust (j)                                -             -                                  (2,400)
Paydown of US Bank Debt                                    -             -                                 (16,856)
Other Expense                                              -             -                                    (697)

Professional Fees (c)                                 (2,499)            -                                 (13,184)
U.S. Trustee Quarterly Fees                                -             -                                     (31)
                                                      -------------------------------------------------------------

TOTAL DISBURSEMENTS                                      (36)            -                                 (27,024)
-------------------------------------------------------------------------------------------------------------------

NET CASH FLOW                                            (35)            -                                      81
-------------------------------------------------------------------------------------------------------------------

CASH END OF MONTH                                        121            93                                     214
-------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                            (36)
   Transfers to Debtor in Possession Accounts                                                                    -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                      -
   Disbursements Related to Restricted Funds that are not Estate Expenses                                        -
   Payments by Affiliates on Debtor's Behalf (c)                                                            (2,546)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                             (2,582)

See footnotes following MOR - 1B.

                                                                        MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)              Reporting Period:   11/01/04 - 12/10/04



BANK RECONCILIATIONS
(in thousands)

                                                                    ACCOUNTS                         CURRENT MONTH
                                              ---------------------------------------------------  -------------------
                                              Debtor Operating    Non-Debtor (i)       Other            Actuals
                                              ----------------  -----------------  --------------  -------------------
----------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                              156                 93                  -                     249
----------------------------------------------------------------------------------------------------------------------

RECEIPTS

Customer Payments (a)                                  1                  -                  -                       1
Trust Receipts (b)                                     -                  -                  -                       -
Trust Advances (b)                                     -                  -                  -                       -
Receipt of Servicer Fee                                -                  -                  -                       -
DIP Facility Advances                                  -                  -                  -                       -
Other (a)                                              -                  -                  -                       -

                                              ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                         1                  -                  -                       1
----------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)(f)                                    (62)                 -                  -                     (62)
Benefits (d)(e)(f)                                    (2)                 -                  -                      (2)
Building Costs (g)                                    (8)                 -                  -                      (8)
Equipment Costs                                        -                  -                  -                       -
Auto, Travel & Entertainment                           -                  -                  -                       -
Outside Services (h)                                 (11)                 -                  -                     (11)
Sales & Use Taxes                                      -                  -                  -                       -
Payments by Affiliates on Debtor's Behalf (c)      2,546                  -                  -                   2,546
DIP Facility Repayments                                -                  -                  -                       -
DIP Operating Reserve                                  -                  -                  -                       -
DIP Fees                                               -                  -                  -                       -
Litigation Revolver Expenses                           -                  -                  -                       -
Advance to RC III Trust (j)                            -                  -                  -                       -
Paydown of US Bank Debt                                -                  -                  -                       -
Other Expense                                          -                  -                  -                       -

Professional Fees (k)                             (2,499)                 -                  -                  (2,499)
U.S. Trustee Quarterly Fees                            -                  -                  -                       -

                                              ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                  (36)                 -                  -                     (36)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                        (35)                 -                  -                     (35)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                    121                 93                  -                     214
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                         121                 93                  -                     214
   Deposits in Transit                                 -                  -                  -                       -
   Outstanding Checks                                  -                  -                  -                       -
   Other                                               -                  -                  -                       -
ADJUSTED BANK BALANCE                                121                 93                  -                     214
----------------------------------------------------------------------------------------------------------------------


See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 11/01/04 - 12/10/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers. Other receipts the sale of certain loans, leases and warrants to SBN DVI, LLC ("Summit").

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $2,546 paid by DFS on behalf of the Debtor and related non-Debtor affiliates consists of the following:

                                            DFS Direct        DFS Allocated             Total
                                            -------------------------------------------------
                  Payroll                    $31                 $0                       $31
                  Benefits                     2                  0                         2
                  Building Costs               6                  0                         6
                  Equipment Costs              0                  0                         0
                  Outside Services             8                  0                         8
                  Litigation Revolver          0                  0                         0
                  Professional Fees            0              2,499                     2,499
                  US Trustee Fees              0                  0                         0
                  Other                        0                  0                         0
                                            -------------------------------------------------
                  Total                      $46              2,499                    $2,546


      (d) The number of employees at the end of the period as compared to pre-petition:

              July 2003             66
              December 2004          0

      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 19.7% for BC.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $8 ($6 allocation from DFS and $2 direct costs) were primarily the result of rent and allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Outside Services of $11 were primarily the result of $8 in allocations from DFS and a small amount of direct bank charges paid by the Debtor. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j) To make funds available for clients in the DVI Receivables Corp. III Trust.

      (k) DVI, Inc. (case #03-12656), DFS and BC have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 11/01/04 - 12/10/04

                        STATUS OF POSTPETITION TAXES (A)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                             Beginning          Amount                          Ending
                                                Tax          Withheld or        Amount           Tax
                                             Liability         Accrued           Paid         Liability
                                             ---------         -------           ----         ---------
FEDERAL
Withholding                                      --               10             (10)              --
FICA-Employee                                    --                1              (1)              --
FICA-Employer (b)                                --                1              (1)              --
Unemployment                                     --               --              --               --
Income (c) (d)                               (3,965)              --              --           (3,965)
Other                                            --               --              --               --
    Total Federal Taxes                      (3,965)              12             (12)          (3,965)

STATE AND LOCAL
Withholding                                      --                1              (1)              --
Sales (b)                                        --               --              --               --
Excise                                           --               --              --               --
Unemployment                                     --               --              --               --
Real Property                                    --               --              --               --
Personal Property                                --               --              --               --
Florida Doc Stamp                                --               --              --               --
Franchise                                        --               --              --               --
Other: Local Income Tax Withholding              --               --              --               --
    Total State and Local                        --                1              (1)              --
TOTAL TAXES                                  (3,965)              13             (13)          (3,965)

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                        AMOUNT
----------------------                        ------
0 - 30 days                                     2
31 - 60 days                                    -
61 - 90 days                                    -
91+ days                                        -

TOTAL ACCOUNTS PAYABLE                          2


Explain how and when the Debtor intends to pay any past-due postpetition debts.


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See footnotes on following page.                                          MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 11/01/04 - 12/10/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

(a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

(c)   Beginning balance represents a tax benefit asset.

(d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657). At the end of its fiscal year on June 30, 2004, the Debtor discontinued the accrual for income tax benefits since the reorganization estate has sold or discontinued operations that were functioning during the prior fiscal year.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 11/01/04 - 12/10/04

                                 RECEIVABLES (A)

(in thousands)

RECEIVABLES                                                        AMOUNT
-----------                                                        ------
Total Lines of Credit Collateralized by
  Third-party Medical Receivables (b)(c)                          166,100

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                            YES   NO
----------------------------                                            ---   --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below.                                     X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                     X

3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                               X

4.   Are workers compensation, general liability and other
     necessary insurance coverages in effect?
     If no, provide an explanation below.                               X



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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of October 31, 2004 is listed above.

(b) $136.8 million owned by securitization trusts; $29.3 million owned by DVI Business Credit Corporation.

(c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period: 11/01/04 - 12/10/04


                         DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

             1/25/2005                     /s/ Dennis J. Buckley
-------------------------------------      -------------------------------------
                Date                       Signature of Responsible Party
                                           Dennis J. Buckley

THE ACCOMPANYING QUALIFICATION STATEMENT OF THE LIQUIDATING TRUSTEE IS AN INTEGRAL PART OF THIS MONTHLY OPERATING REPORT.